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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant

                          To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)          May 9, 2000
                                                         (May 9, 2000)

     Protection One, Inc.               Protection One Alarm Monitoring, Inc.
  (Exact Name of Registrant                  (Exact Name of Registrant
   as Specified in Charter)                   as Specified in Charter)

          Delaware                                   Delaware
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)

          0-247802                                   33-73002-1
  (Commission File Number)                    (Commission File Number)

         93-1063818                                  93-1065479
      (I.R.S. Employer                            (I.R.S. Employer
     Identification No.)                         Identification No.)

     6011 Bristol Parkway                        6011 Bristol Parkway
  Culver City, California 90230               Culver City, California 90230
 (Address of Principal Executive             (Address of Principal Executive
  Offices, Including Zip Code)                Offices, Including Zip Code)

        (310) 342-6300                              (310) 342-6300
 (Registrant's Telephone Number,             (Registrant's Telephone Number,
     Including Area Code)                        Including Area Code)

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Item 5.  Other Events

         On May 9, 2000, the Company gave a presentation to analysts in New York, New York. A copy of the presentation is posted on the Company's website and is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - A copy of the May 9, 2000, Protection One, Inc. presentation made in New York, New York and posted on the Company's website.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Protection One, Inc.

Date:   MAY 9, 2000                        By:  /S/ ANTHONY D. SOMMA
     -----------------------                  -----------------------
                                               Anthony D. Somma
                                            Chief Financial Officer



                                         Protection One Alarm Monitoring, Inc.

Date:   MAY 9, 2000                        By:  /S/ ANTHONY D. SOMMA
     -----------------------                  -----------------------
                                               Anthony D. Somma
                                            Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit Number                           Description of Exhibit

99.1                                     May 9, 2000 Protection One, Inc.
                                         presentation made in New York,
                                         New York.